QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
AMBASSADORS GROUP, INC
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	Fee not required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies
	(2)	Aggregate number of securities to which transaction applies
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing
	(1)	Amount Previously Paid
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

        April 14, 2004

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors Group, Inc. (the "Company"), which will be held at 10:15 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company's outstanding common stock as of the close of business on March 31, 2004, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

        We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,
Colleen McCann-Lillie Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Ambassadors Group, Inc., a Delaware corporation (the "Company"), will be held at 10:15 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

  1.
  To elect three (3) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2004.

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 31, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors
Colleen McCann-Lillie Secretary
Dated: April 14, 2004

        PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:15 a.m., local time, on May 14, 2004, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

        At the close of business on March 31, 2004, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 10,047,846 shares of common stock, $0.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 31, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

        Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

        The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.

        The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 14, 2004, to all stockholders entitled to vote at the Annual Meeting.

        The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Item I of the Proxy Card)

        The Company has a classified Board of Directors which is divided into three classes, consisting of three Class I Directors, three Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class I Directors, Dale F. Frey, Jeffrey D. Thomas, and Richard D. C. Whilden, will expire at this year's Annual Meeting of Stockholders. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson, and John C. Spence, will expire at the Annual Meeting of Stockholders to be held in 2005. The term of the three Class II Directors, James L. Easton, John A. Ueberroth, and Joseph J. Ueberroth, will expire at the Annual Meeting of Stockholders to be held in 2006.

        At this year's Annual Meeting, three Class I Directors are to be elected. The nominees for election at the Annual Meeting as Class I Directors are the incumbent directors, Dale F. Frey, Jeffrey D. Thomas, and Richard D. C. Whilden. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in the year 2007, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

        If a quorum is present and voting, the three nominees for Class I Directors receiving the highest number of votes will be elected as Class I Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

        The table below sets forth for the current directors, including the Class I nominees to be elected at this meeting, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Class I Directors, currently standing for re-election:
Dale F. Frey	Director	71	2003
Jeffrey D. Thomas	Director, Chief Executive Officer and President	37	2001
Richard D. C. Whilden	Director	70	2001
Class III Directors, whose term expires at the Annual Meeting to be held in 2005:
Brigitte M. Bren	Director	38	2001
Rafer L. Johnson	Director	69	2001
John C. Spence	Director	74	2001
Class II Directors whose term expires at the Annual Meeting to be held in 2006:
James L. Easton	Director	68	2001
John A. Ueberroth	Chairman of the Board	60	1997
Joseph J. Ueberroth	Director	35	2001

Business Experience

Class I Directors

        Dale F. Frey has served as a director of Ambassadors Group, Inc. since July 2003. Mr. Frey was the former chairman and president of General Electric Investment Corporation and former vice president and treasurer of General Electric Company. Mr. Frey retired from General Electric Company in early 1997.

Currently, he serves as a director on the boards of Aftermarket Technology Corp., Community Health Systems, Inc., McLeod USA, Inc., and Yankee Candle Company. Mr. Frey is also the chairman of the Cancer Research Fund of the Damon Runyon-Walter Winchell Foundation, a trustee of Franklin and Marshall College, and a member of the board of overseers of New York University Leonard N. Stern School of Business. In addition, he serves as a member of the advisory committees of Forstmann Little & Company and Aurora Capital Partners, and is an executive board member of the Invemed Catalyst Fund, L.P.

        Jeffrey D. Thomas has served as chief executive officer, president and director of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

        Richard D. C. Whilden has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since September 2002, he has been a director of Jas. D. Easton, Inc. Since 1990, Mr. Whilden has been a principal of Contrarian Group, Inc., an investment and management company. From June 1996 to July 2000, he also served as chairman of the board, and from March 1998 to March 1999, he served as president and chief executive officer of GetThere.com. In 1993 and 1994, he was chairman of the board of directors of Caliber Bank in Phoenix, Arizona, and was the chief executive officer, president and chairman of the board of directors of the bank's holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an executive vice president from 1984 to 1989.

Class III Directors

        Brigitte M. Bren has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since February 2001. Since 1991, Ms. Bren has served as co-founder, president and chief executive officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she served as of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as vice president of international marketing/sales and vice president of governmental affairs for Mark Goodson Productions.

        Rafer L. Johnson has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 10 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services.

        John C. Spence has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc. since 1995. He is also a director of Newport Works, a provider of voice mail information systems to the real estate industry, a director of Cypress Re, a Bermuda based insurance company, and a director of Endovascular Instruments Inc., a manufacturer of medical instruments. Mr. Spence is chairman of Craig Berkman and Associates, which is the managing member of CB Capital LLC, a venture capital fund. From April 1993 to January 1998, Mr. Spence was president of

AVCO Insurance Services, a provider of credit and credit-related insurance to financial institutions, and served as its chairman until his retirement in April 1998.

Class II Directors

        James L. Easton has served as a director of Ambassadors Group, Inc. since November 2001 and as a director of Ambassadors International, Inc., since 1995. Since 1973, Mr. Easton has served as chairman and president of Jas. D. Easton, Inc., and chairman of Easton Sports Inc., a diversified international sporting goods company. He is one of the four vice presidents on the International Olympic Committee and is one of the three International Olympic Committee members from the United States. He also serves as president of Federation Internationale de Tir a l'Arc (FITA-International Archery Federation), is a member of the board of visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an executive board member of the U.S. Olympic Committee.

        John A. Ueberroth has served as chairman of the board of Ambassadors Group, Inc. since November 2001. He currently serves as co-chairman and a director and has served as president, chief executive officer and a director of Ambassadors International, Inc. since 1995. He is also a member of the board of directors of Navigant International since October, 2003, and recently became chief executive officer of Indecorp Corporation. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

        Joseph J. Ueberroth has served as a director of Ambassadors Group, Inc. since November 2001. He currently serves as president and chief executive officer of Ambassadors International, Inc., and has been a director of Ambassadors International, Inc., since August 2001. His other involvements include founder and co-chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the board of directors of Enwisen, International Greenhouse Products, MilePoint, and Newport Works.

        Invemed Catalyst Fund L.P. (the "Fund") purchased 1,200,000 shares of the Company's Common Stock in July 2003. In connection therewith, the Company agreed to fill a then existing vacancy on the Board of Directors with a designee of the Fund (the "Fund Designee"). The Fund Designee was Dale F. Frey, who is one of the candidates for reelection at the Annual Meeting.

        Joseph J. Ueberroth is the nephew of John A. Ueberroth. Other than this relationship, there are no family relationships among the directors and executive officers of the Company.

        The Board of Directors unanimously recommends that you vote FOR the election of each of Dale F. Frey, Jeffrey D. Thomas and Richard D.C. Whilden as Class I Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock present and voting at the Annual Meeting.

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
(Item 2 of the Proxy Card)

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Company's independent public accountants for the year ending December 31, 2004, and the Board of Directors recommends that stockholders ratify such appointment at the Annual Meeting.

        PricewaterhouseCoopers has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of PricewaterhouseCoopers will be present at this year's Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

        In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

CODE OF ETHICS AND CONDUCT

        The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the Corporate Secretary, Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202.

AUDIT COMMITTEE CHARTER

        The Board of Directors of the Company has adopted a new Audit Committee Charter. The Audit Committee Charter is attached hereto as Appendix A.

OTHER BUSINESS

        The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS

        Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before December 17, 2004, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

INFORMATION CONCERNING
MANAGEMENT, COMPENSATION AND STOCK OWNERSHIP

Executive Officers

        Jeffrey D. Thomas, age 37, has served as chief executive officer and president of Ambassadors Group, Inc. since November 2001. He has served as president of Ambassador Programs, Inc., from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

        Margaret M. Sestero, age 37, has served as executive vice president of Ambassadors Group, Inc. since November 2001. She has served as chief financial officer and secretary of Ambassadors Group, Inc., from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., since November 1997. Ms. Sestero served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Ms. Sestero was in public accounting and employed by Ernst & Young LLP, and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

        Colleen K. McCann-Lillie, age 37, has served as chief financial officer and secretary of Ambassadors Group, Inc. since November 2003. Ms. McCann-Lillie has also served as chief financial officer and secretary of Ambassador Programs Inc. since November 2003. From 1991 to 1999, Ms. McCann-Lillie was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also held finance and accounting positions with other private companies.

Meetings of the Board of Directors and Committees of the Board of Directors

        During 2003, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. The members of each committee are selected by the majority vote of the Board of Directors and all meet the independence standards of the National Association of Securities Dealers, Inc. ("NASD").

        Board Nominations.    Director candidates are nominated by the Company's Compensation Committee acting in the capacity of a nominating committee. The Compensation Committee will consider candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board members, willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership, willingness to objectively appraise management performance, and any such other qualifications the Compensation Committee deems necessary to ascertain the candidates ability to serve on the Board. The Compensation Committee will not consider nominee recommendations from security holders, other than the recommendations received not later than December 17, 2004, from a security holder or group of security holders that beneficially owned more than five (5) percent of the Company's outstanding common stock for at least one year as of the date the recommendation is made.

        Audit Committee.    The Audit Committee makes recommendations for selection of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company's internal accounting controls and financial management practices. See Report of Audit Committee.

        Compensation Committee.    The Compensation Committee is responsible for determining compensation for the Company's executive officers and for administering the 2001 Equity Participation Plan of Ambassadors Group, Inc. (the "Incentive Plan"). See Report of Compensation Committee on Executive Compensation.

Director Compensation

        Each of the Company's non-employee directors receives fees of $15,000 per year plus $500 per board meeting attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Pursuant to the Incentive Plan, each of the Company's nonemployee directors, on the date they are first elected to the Board, receives a grant of non-qualified stock options to purchase 10,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. The directors' options vest in four equal annual installments commencing one year from the date of grant.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of three non-employee directors, Richard D. C. Whilden, chairman, James L. Easton, and Dale F. Frey. No executive officer of the Company has served during 2003 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors or the Compensation Committee. During fiscal 2003, no member of the Company's Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Stockholder Communications

        Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Colleen McCann-Lillie, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 110 South Ferrall Street, Spokane, Washington 99202. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Report of Compensation Committee on Executive Compensation

        This Compensation Committee Report discusses the components of the Company's executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan.

        Compensation Philosophy.    The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance and stockholder value.

        The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

        In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel business.

        In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company's annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer's efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company's stockholders.

        Compensation Program Components.    The Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

        Base Salary.    Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

        Annual Bonus.    There is no formula program for the granting of bonuses, as the Compensation Committee does not believe that this is in the best interests of the stockholders. However, the Compensation Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when it believes it is warranted. The primary purpose of any such bonus is to reward individual efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company's annual budget and overall performance.

        Long-Term Incentive Compensation.    The Company's long-term incentive program consists of periodic grants of stock options, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and restricted stock, and may make other awards.

        Chief Executive Officer's Compensation.    The chief executive officer ("CEO") of the Company heads a group of senior management officers who participate in a common set of compensation criteria linked, in part, to the performance of the Company. The compensation of the CEO is determined by the Compensation Committee based upon its assessment of the Company's financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company's overall performance and its ability to remain competitive. The Compensation Committee also takes into account the individual's performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other CEO's of comparable companies. The Compensation Committee does not use any specific formula or objective measure of Company performance in determining the CEO's compensation. Rather, each Compensation Committee member exercises his own independent judgment in evaluating and weighing these various criteria, which may vary from one member to another and from time to time. Accordingly, although the criteria described above are used to determine the CEO's compensation, such compensation does not bear any specific, fixed relationship to the performance of the Company.

        Summary.    The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company's stockholders, by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

                      COMPENSATION COMMITTEE

                      Richard D. C. Whilden, Chairman
                      James L. Easton
                      Dale F. Frey

Executive Compensation and Other Information

        The following table sets forth the compensation for the chief executive officer and each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2003 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards			Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	All Other Annual Compensation($)	Restricted Stock Awards(#)	Securities Underlying Options SARS(#)		LTIP Payouts($)	All Other Compensation($)
John A. Ueberroth(1)(2) Chairman of the Board	2003 2002 2001	150,000 104,620 138,960	— — —	6,680 4,600 5,520	— — —	— — 90,000	(3)	— — —	— — —
Jeffrey D. Thomas(1)(4) Chief Executive Officer and President	2003 2002 2001	208,333 177,500 192,500	200,000 280,000 210,000	3,358 9,298 1,070	— — —	30,118 125,000 —	(5)	— — —	— — —
Margaret M. Sestero(1)(6) Executive Vice President	2003 2002 2001	140,729 109,895 118,595	100,000 80,000 84,690	— — —	— — —	9,796 45,000 —	(5)	— — —	— — —
Colleen K. McCann-Lillie(7) Chief Financial Officer and Secretary	2003	80,000	20,250	—	—	2,625		—	—

(1)
The Company was a wholly-owned subsidiary of Ambassadors International, Inc. until February 28, 2002. All compensation shown in this table as paid to executive officers of the Company through February 28, 2002 was paid as compensation for their services to the Company, to Ambassadors International, Inc., and to subsidiaries of both in the aggregate.

(2)
Mr. Ueberroth resigned as chief executive officer of the Company in November 2001, and was succeeded by Mr. Thomas.

(3)
In connection with the spin-off of the Company from Ambassadors International, Inc., Mr. Ueberroth was granted options under the Incentive Plan to purchase 90,000 shares of common stock at an exercise price of $12.67 per share.

(4)
Mr. Thomas succeeded Mr. Ueberroth as chief executive officer of the Company in November 2001. At the same time, he resigned as the chief financial officer of the Company and was succeeded by Ms. Sestero.

(5)
Such options were part of the stock option grants to key employees in connection with the Company's spin-off from its parent, Ambassadors International, Inc.

(6)
Ms. Sestero was the treasurer, assistant chief financial officer, and secretary of the Company until November 2001. In November 2001, she succeeded Mr. Thomas as the chief financial officer, was appointed executive vice president and continued as secretary of the Company. In November 2003, Ms. Sestero resigned as chief financial officer and secretary of the Company and was succeeded by Ms. McCann-Lillie.

(7)
In November 2003, Ms. McCann-Lillie succeeded Ms. Sestero as the chief financial officer and secretary of the Company.

Option Grants

        The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2003 and held by them on December 31, 2003. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

					Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		% of Total Options Granted to Employees in Fiscal Year (%)
	Number of Securities Underlying Options Granted(#)
Name			Exercise Price ($) Share	Expiration Date
					5%($)	10%($)
Jeffrey D. Thomas	30,118	23.7	19.50	11/7/2013	369,350	936,007
Margaret M. Sestero	9,796	7.7	19.50	11/7/2013	120,133	304,440
Colleen K. McCann-Lillie	2,625	2.1	19.50	11/7/2013	32,192	81,580

(1)
Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2003 and held by them on December 31, 2003:

Aggregated Option Exercises During the Last Fiscal Year
And Fiscal Year-end Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	Shares Acquired On Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John A. Ueberroth	—	—	45,000	45,000	486,900	486,900
Jeffrey D. Thomas	—	—	190,843	140,953	2,875,690	1,468,976
Margaret M. Sestero	—	—	61,648	46,110	856,762	465,822
Colleen K. McCann-Lillie	—	—	12,968	15,908	190,293	166,991

(1)
Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $23.49 per share).

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)
Equity compensation plans approved by security holders	1,139,000	$11.21	470,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,139,000	$11.21	470,000

        During the fiscal year ended December 31, 2003, options to purchase a total of 127,223 shares of Common Stock were granted under the Incentive Plan. Options to purchase 1,139,000 shares of Common Stock were outstanding and held by approximately 140 officers, directors and employees at December 31, 2003 and options to purchase 34,793 shares of Common Stock were forfeited during the year ended December 31, 2003. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. As of December 31, 2003, the weighted average exercise prices of the outstanding options were $11.21.

Profit Sharing Plan

        In March 2002, the Company established a 401(k) Profit-Sharing Plan (the "401(k) Plan"). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company's matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2003, the Company contributed approximately $31,000 to the 401(k) Plan.

Report of Audit Committee

        The Audit Committee is composed of four non-employee directors, John C. Spence, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the NASD. The Audit Committee met four times during 2003.

        At each of its meetings, the Committee met with the senior members of the Company's financial management team and the independent auditors. The Committee's agenda is established by the Committee's chairman and the Company's chief financial officer. During the year, the Committee had private sessions with the Company's independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

        The Committee recommended to the Board of Directors the engagement of PricewaterhouseCoopers LLP as the Company's independent accountants. The Committee reviewed with the Company's financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls, and the quality of the Company's financial reporting.

        The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

        In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

  •
  Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

  •
  Based on the independent auditors' experience and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

  •
  Based on the independent auditors' experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

        The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

        The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 ("Communication with Audit Committees"). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2003 was compatible with the independent auditors' independence.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company's SEC reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      John C. Spence, Chairman
                      Brigitte M. Bren
                      Rafer L. Johnson
                      Joseph J. Ueberroth

Audit Committee's Pre-Approval Policy

        During 2003, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

        If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is less than $10,000. The Chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independent Accountant Fees

        The following table represents fees charged for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the years ended December 31, 2003 and 2002, and fees billed by PricewaterhouseCoopers LLP for other services during those years.

	2003	2002
Audit Fees	$126,000	$109,000
Tax Fees	$39,000	$31,000
All Other Fees	$66,000	$24,000
Financial Information Systems Design and Implementation Fees	$—	$—
Total	$231,000	$164,000

PERFORMANCE GRAPH

        The following graph compares the Company's cumulative total stockholder return with the NASDAQ Market Index and Russell 2000 Index. The graph assumes that $100 was invested on March 1, 2002, the first trading day for the Company's Common Stock, in the Company's Common Stock and in each of the indexes mentioned above and that all dividends were reinvested.

Comparison of Cumulative Total Return
Among Ambassadors Group, Inc.,
NASDAQ Market Index and Russell 2000 Index

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the amount of stock of the Company beneficially owned as of March 31, 2004, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
Invemed Catalyst Fund, L.P.(2)	1,200,000	11.94%
Peter V. Ueberroth(3)	1,039,968	10.30%
Ashford Capital Management, Inc.(4)	925,800	9.21%
Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers)(5)	884,255	8.80%
John A. Ueberroth(6)	609,270	6.04%
Morgan Stanley Investment Management (NY)(7)	558,100	5.55%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock, which, are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 2, 2004, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
The address of Invemed Catalyst Fund, L.P. is 375 Park Avenue, Suite 2205, New York, NY 10152. The Company is reporting this stock ownership based upon a Schedule 13D report filed by this person with the Securities and Exchange Commission.

(3)
The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes 45,000 shares of common stock issuable upon exercise of stock options. Mr. Peter Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(4)
The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(5)
The address of Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) is 4 World Financial Center, New York, NY 10080. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

(6)
Chairman of the Board of Directors of the Company. Includes 45,000 shares of Common Stock issuable upon exercise of stock options. Does not include 9,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(7)
The address of Morgan Stanley Investment Advisors, Inc. is 1221 Avenue of the Americas, New York, NY 10020. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

        The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 31, 2004, by each director of the Company, each Named Executive Officer, and all directors and Named Executive Officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
John A. Ueberroth(2)	609,270	6.04%
Jeffrey D. Thomas(3)	247,230	2.40%
Margaret M. Sestero(4)	61,950	*
Colleen K. McCann-Lillie(5)	16,968	*
Brigitte M. Bren(6)	5,000	*
James L. Easton(7)	5,000	*
Dale F. Frey(8)	—	—
Rafer L. Johnson(9)	5,000	*
John C. Spence(10)	7,000	*
Joseph J. Ueberroth(11)	88,620	*
Richard D. C. Whilden(12)	9,620	*
All Directors and Named Executive Officers as a group (11 people)(13)	1,055,658	10.12%

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 2, 2004, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Chairman of the Board of Directors of the Company. Includes options to purchase 45,000 shares of common stock issued under the Incentive Plan. Does not include 9,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(3)
Chief Executive Officer and President of the Company. Includes options to purchase 238,678 | shares of common stock issued under the Incentive Plan. Mr. Thomas' address is 110 South Ferrall Street, Spokane, WA 99202.

(4)
Executive Vice President of the Company. Includes options to purchase 57,950 shares of common stock issued under the Incentive Plan. Ms. Sestero's address is 110 South Ferrall Street, Spokane, WA 99202.

(5)
Chief Financial Officer and Secretary of the Company. Includes options to purchase 16,968 shares of common stock issued under the Incentive Plan. Ms. McCann-Lillie's address is 110 South Ferrall Street, Spokane, WA 99202.

(6)
Director. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Ms. Bren's address is P.O. Box 2648 Beverly Hills, CA 90213.

(7)
Director. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Mr. Easton's address is 7855 Haskell Avenue, Van Nuys, CA 91406.

(8)
Director. Mr. Frey's address is 8 Wright Street, Westport, CT 06880.

(9)
Director. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Mr. Johnson's address is 5875 Green Valley Circle, Culver City, CA 90230-6901.

(10)
Director. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Mr. Spence's address is 9349 E. Princess Drive, Mesa, AZ 85207-4316.

(11)
Director. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Mr. Joseph Ueberroth's address is 1071 Camelback Street, Newport Beach, CA 92660.

(12)
Director. Includes 1,000 shares held in a family trust of which Mr. Whilden is a co-trustee. Includes 1,000 shares in an IRA account for the benefit of Mr. Whilden. Includes options to purchase 5,000 shares of common stock issued under the Incentive Plan. Mr. Whilden's address is 106 S. Poinsettia Avenue, Manhattan Beach, CA 90266.

(13)
Includes 388,596 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company's review of such forms furnished to the Company during the fiscal year ended December 31, 2003, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders have been complied with.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 110 South Ferrall Street, Spokane, Washington 99202.

By Order of the Board of Directors
Colleen McCann-Lillie Secretary
Spokane, Washington April 14, 2004

        PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

AMBASSADORS GROUP, INC.
AUDIT COMMITTEE CHARTER

        The Audit Committee ("the Committee") of the Board of Directors ("the Board") of Ambassadors Group, Inc., a Delaware corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

        The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of the rules and regulations of Nasdaq and the Securities and Exchange Commission ("SEC"). The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company's shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

        The Committee will assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. It is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

        The Committee is directly responsible for the appointment, compensation, retention, oversight and termination of engagement of any independent auditor employed by the Company. Each independent auditor shall report directly to the Committee. The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. The cost of the independent auditors and such professionals, as well as the Committee's ordinary administrative expenses incurred in carrying out its duties, shall be borne by the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

        The Committee is to meet at least four (4) times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chairman. The Committee is to meet in separate executive sessions with the Company's chief financial officer, independent auditors and internal auditors at least once each year and at other times when considered appropriate. For purposes of a quorum, a majority of the members must be present.

ATTENDANCE

        Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent auditors and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

        In carrying out its oversight responsibilities, the Committee will:

          1.     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee Requirements.

          2.     Review with the Company's management, internal auditors and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

          3.     Review with the Company's management, internal auditors and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company and management's judgments and estimates in preparing its financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

          4.     Review the scope of internal auditors' work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

          5.     Review the scope and general extent of the independent auditors' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

          6.     Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

          7.     Have a predetermined arrangement with the independent auditors that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company's Form 10-Q. The Committee shall also receive a confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

          8.     At the completion of the annual audit, review with management, internal auditors and the independent auditors the following:

    •
    The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

    •
    Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

    •
    Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

    •
    Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

  If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

          9.     After preparation by management and review by internal auditors and independent auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Charter is to be published as an appendix to the proxy statement at least every three (3) years.

          10.   Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

          11.   Meet with management, internal auditors and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

          12.   Approve in advance the engagement of the independent auditors for all audit services and non-audit services and approve the fees and terms of any such engagement.

          13.   Review the appointment and replacement of the senior internal audit executive.

          14.   Review with management, internal auditors and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

          15.   Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

          16.   As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

          17.   Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties.

          18.   Adopt and monitor a code of ethics for senior financial and other officers and provide for and review prompt disclosure to the public of any change in, or waiver of such code of ethics.

          19.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

PROXY

AMBASSADORS GROUP, INC
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the "Company") held of record by the undersigned as of the close of business on March 31, 2004, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 14, 2004, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

- FOLD AND DETACH HERE -

You can now access your Ambassadors Group, Inc. account online.

Access your Ambassadors Group, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Ambassadors Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS LISTED AND "FOR" THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.	Mark here / / for Address Change or Comments PLEASE SEE REVERSE SIDE
		FOR ALL	WITHHOLD AUTHORITY FOR ALL			FOR	AGAINST	ABSTAIN
1.	TO ELECT THE	/ /	/ /	2.	TO RATIFY THE	/ /	/ /	/ /	3.	TO TRANSACT SUCH

FOLLOWING DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED:
Nominees:
01 Dale F. Frey
02 Jeffrey D. Thomas
03 Richard D.C. Whilden
Withheld for the nominees you list below: (Write the nominee's name in the space provided below.)
					BOARD OF DIRECTOR'S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.					OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Signature	Signature if held jointly	Date:	2004

NOTE: Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

- FOLD AND DETACH HERE -

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/epax		Telephone 1-800-435-6710		Mail
Mark sign and date
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.ambassadorsgroup.com

QuickLinks

AMBASSADORS GROUP, INC. Dwight D. Eisenhower Building 110 South Ferrall Street Spokane, Washington 99202
TABLE OF CONTENTS
AMBASSADORS GROUP, INC. Dwight D. Eisenhower Building 110 South Ferrall Street Spokane, Washington 99202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 14, 2004
AMBASSADORS GROUP, INC. Dwight D. Eisenhower Building 110 South Ferrall Street Spokane, Washington 99202
PROXY STATEMENT
ELECTION OF DIRECTORS (Item I of the Proxy Card)
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS (Item 2 of the Proxy Card)
CODE OF ETHICS AND CONDUCT
AUDIT COMMITTEE CHARTER
OTHER BUSINESS
STOCKHOLDER PROPOSALS
INFORMATION CONCERNING MANAGEMENT, COMPENSATION AND STOCK OWNERSHIP
PERFORMANCE GRAPH
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
  APPENDIX A
  AMBASSADORS GROUP, INC. AUDIT COMMITTEE CHARTER